PPMFunds

Prospectus

December 6, 2019

	Institutional Shares
PPM Small Cap Value Fund	PZSIX

The Securities and Exchange Commission ("SEC") has not approved or disapproved any of the Funds' shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You may elect to receive shareholder reports and other communications from the Funds electronically by doing one of the following:

- Calling 1-844-446-4PPM (1-844-446-4776)
- Logging into your account online
- Contacting your financial intermediary (such as a broker-dealer or bank), if you hold Fund shares through a financial intermediary

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the PPM Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on PPM America's website (www.ppmamerica.com/ppmfunds/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you hold your shares directly with the Funds and wish to continue receiving paper copies of your shareholder reports, you may elect to do so by contacting the Funds at the phone number listed above or by logging into your account online. If you hold your shares through a financial intermediary, you may elect to continue receiving paper copies of your shareholder reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all PPM Funds that you hold directly or all PPM Funds you hold through your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

PPMFunds

Summary Prospectus – December 6, 2019

PPM Small Cap Value Fund

Institutional Shares PZSIX

Before you invest, you may want to review the PPM Small Cap Value Fund (the “Fund") Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) online at https://www.ppmamerica.com/ppmfunds. You can also get this information at no cost by calling 1-844-446-4PPM (1-844-446-4776), or by sending an email request to ppmfunds@ppmamerica.com. The current Prospectus dated April 30, 2019 and supplemented June 5, 2019, July 8, 2019, July 24, 2019, August 2, 2019, and December 6, 2019,and SAI dated April 30, 2019 and supplemented June 5, 2019, July 24, 2019, August 2, 2019, and December 6, 2019, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.

Investment Objective
The Fund seeks to achieve long-term growth of capital.

Expenses
The table below shows the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares
Management Fee	0.80%
Distribution and/or Service (12b-1) Fees	None
Administration Fee	0.10%
Other Expenses[1]	0.26%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver and Expense Reimbursement[2]	0.16%
Total Annual Fund Operating Expenses After Fee Waiver	1.00%
1 “Other Expenses” information has been restated to reflect current fees.
2 PPM America, Inc., the Fund’s investment adviser (“PPM” or the “Adviser”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 1.00% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 2020 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example also assumes that the Fund’s operating expenses remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the examples for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Institutional Shares	$102	$353	$623	$1,395

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance. For the period beginning May 1, 2018 (the Fund’s inception) through December 31, 2018, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in a diversified portfolio of equity securities of US companies within the range of securities of the S&P SmallCap 600 Index (“Index”) at the time of initial purchase. The market capitalization range of the Index will vary with market conditions over time, and was $28 million to $4.19 billion as of December 31, 2018. If the market capitalization of a company held by the Fund moves outside the then-current Index range, the Fund may, but is not required to, sell such company’s securities. Equity securities include common and preferred stocks and securities with economic characteristics similar to those of common stock, such as rights and warrants.

PPM employs a value investing style that seeks to uncover investment opportunities that can be purchased at a significant discount relative to the market. PPM utilizes fundamental research with a focus on bottom up security selection using a range of quantitative and qualitative factors. These factors include a company’s financial condition, competitive position and management team strength. The investment process is focused on appraising companies rather than forecasting earnings. This process involves understanding the reasons why securities are undervalued and identifying potential for positive change. With a focus on security selection, sector and industry weightings are primarily the residual of bottom-up stock selection.

Principal Risks
An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks of investing in the Fund include:

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. As a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions, the price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. The Fund could lose money if a company in which it invests becomes financially distressed. Generally preferred stocks rank before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. The rights of common stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders.
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.
Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).
Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.
Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
Financial services risk – If the Fund invests a significant portion of its assets in issuers in the financial services of the market, the Fund may be more affected by events influencing the financial services sector than a fund that is more diversified across numerous sectors. An investment in issuers in the financial services sector may be adversely affected by, among other things: (i) changes in the regulatory framework; (ii) interest rate changes that may negatively affect financial service businesses; (iii) exposure of a financial institution to a non-diversified or concentrated loan portfolio; (iv) exposure to financial leverage and/or investments or agreements which, under certain circumstances, may lead to losses (e.g., sub-prime loans); and (v) the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all companies in the financial services sector.
Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.
Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
Performance
Because the Fund has not yet operated for a full calendar year, no performance history has been provided.

2 | P R O S P E C T U S	P P M F u n d s

Investment Adviser:
PPM America, Inc. is the investment adviser for the Fund. PPM is an investment-led organization which utilizes a team-based approach to manage the assets of the Fund. As they make investment decisions, the team works closely together to generate ideas and consider the market environment when analyzing companies’ long-term fundamental potential and the attractiveness of stocks’ relative valuations.  Kevin McCloskey is primarily responsible for the day-to-day management of the Fund.

Portfolio Managers	Title	Length of Service
Kevin McCloskey, CFA	Senior Managing Director, Head of Public Equity	Since inception
Greg Anderson, CFA	Senior Managing Director	Since inception
Naveen Bobba	Senior Managing Director	Since inception
Jeffrey Moran, CFA, CPA (inactive)	Senior Managing Director	Since inception
Michael MacKinnon, CFA	Managing Director	Since inception

Purchase and Redemption of Fund Shares

Minimum Investment
Initial investment	$500,000
Minimum balance required	$250,000

Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days’ notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. The Fund may also reduce or waive the minimum investment amount under certain circumstances. There is no investment minimum for subsequent investments.

You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail). Purchases and redemptions of certain Funds may also be made through an authorized financial intermediary. Although the Fund does not impose any sales charges on Fund shares, if you purchase or sell Fund shares through a financial intermediary, you may separately pay a commission to your financial intermediary on your purchase and sale of Fund shares, which is not reflected in this prospectus. Please contact your financial intermediary for additional information.

Tax Information
Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is through an IRA or other tax-advantaged retirement account. Investments through tax-advantaged accounts may sometimes become taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a financial intermediary, PPM may pay the financial intermediary for services provided to the Fund and its shareholders. PPM may also pay the financial intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

3 | P R O S P E C T U S	P P M F u n d s